UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) October 28, 2005
                                                     ---------------------------

                          Ovation Products Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                000-51145                                 02-0510323
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        (Commission File Number)               (IRS Employer Identification No.)


         395 East Dunstable Road
          Nashua, New Hampshire                             03062
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (603) 891-3224
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On October 28, 2005, Ovation Products Corporation held its annual meeting of stockholders (the "Annual Meeting"). The definitive proxy statement for the Annual Meeting was filed with the Securities and Exchange Commission on September 30, 2005.

      At the Annual Meeting, the shareholders adopted the following resolutions:

      1. To re-elect William Zebuhr, Robert MacDonald, William Lockwood, Dr. Louis Padulo, Laurie Lewandowski, Nathan Fetting, Yiannis Monovoukas and Kevin Kreisler, who are currently serving as members of our board of directors, to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

      2. To ratify the appointment of Wolf & Company, P.C. as independent auditors of Ovation for the fiscal year ending December 31, 2005; and

      3. To approve an increase of 1,500,000 shares in the number of shares of common stock that may be issued or delivered under our 1999 Stock Option Plan;

      Shareholders of record as of October 3, 2005 were entitled to vote at the Annual Meeting.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2005                   Ovation Products Corporation


                                          By:   /s/ Robert MacDonald
                                               -----------------------------
                                          Name:  Robert MacDonald
                                          Title: Chief Executive Officer